UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 13, 2006


                       ELECTRO SCIENTIFIC INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

           OREGON                       0-12853              93-0370304
(State or other jurisdiction          (Commission           (IRS Employer
   of incorporation)                  File Number)        Identification No.)


13900 NW Science Park Drive, Portland, Oregon                    97229
   (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (503) 641-4141

                                    No Change

          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition.

         On July 13, 2006, Electro Scientific Industries, Inc. (the "Company") announced its financial results for fiscal 2006 and the fourth quarter of that fiscal year. The Company's press release announcing this event is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

         (d)  Exhibits

         99.1     Press release dated July 13, 2006


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  July 13, 2006


                       Electro Scientific Industries, Inc.



                       By     /s/ Kerry Mustoe
                            ---------------------------------------
                            Kerry Mustoe
                            Corporate Controller, Chief Accounting Officer and Interim Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit           Description

99.1              Press release dated July 13, 2006.